UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 21, 2005


                           Commission File No. 0-11178
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                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                UTAH                                       87-0342734
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   (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                     Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                               -------------------
                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
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             ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

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Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Utah Medical Products, Inc. for the quarter ended March 31, 2005 and forward-looking statements relating to 2005 and beyond as presented in a press release dated April 21, 2005. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

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  Pursuant to the requirements of the Securities Exchanges Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           UTAH MEDICAL PRODUCTS, INC.
                                           ---------------------------
                                           REGISTRANT


Date:     4/21/05                          By:  /s/ Kevin L. Cornwell
      ---------------                         -----------------------
                                              Kevin L. Cornwell
                                              CEO



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                                  EXHIBIT INDEX


Index
Number         Description
------         -----------
99.1           Financial information for Utah Medical Products, Inc. for the quarter ended March 31, 2005 and forward-looking statements relating to 2005 and beyond as presented in a press release dated
               April 21, 2005.